UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2014

Strategic Hotels & Resorts, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-32223	33-1082757
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 West Madison Street, Suite 1700

Chicago, Illinois 60606

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (312) 658-5000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On December 1, 2014, the Company and its operating partnership, Strategic Hotel Funding, L.L.C. (“SH Funding”), entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC (the “Underwriter”), pursuant to which the Company agreed to issue and sell to the Underwriter 20,000,000 shares (the “Offered Shares”) of Common Stock at a price of $12.57 per share. The Company also granted the Underwriter a 30-day option to purchase up to 3,000,000 additional shares of Common Stock (the “Option Shares” and, together with the Offered Shares, the “Shares”) solely to cover over-allotments, if any.

The Company and SH Funding have agreed to indemnify the Underwriter against certain liabilities, including civil liabilities under the Securities Act of 1933, as amended (the “Securities Act”), or to contribute payments that the Underwriter may be required to make in respect of these liabilities. In addition, the Underwriting Agreement contains customary representations, warranties and agreements of the Company, SH Funding and the Underwriter, as well as customary conditions to closing.

The foregoing is a summary description of certain terms of the Underwriting Agreement and is qualified in its entirety by the text of the Underwriting Agreement attached hereto as Exhibit 1.1 and incorporated herein by reference.

On December 1, 2014, the Company issued a press release announcing the Company’s underwritten public offering (the “Offering”). On December 2, 2014, the Company issued a press release announcing the pricing of the Offering. Copies of the press releases are attached hereto as Exhibit 99.1 and Exhibit 99.2 and are incorporated herein by reference.

The offering and sale of the Shares have been registered under the Securities Act, pursuant to the Company’s effective shelf registration statement on Form S-3 (Registration No. 333-179850).

On December 4, 2014, Venable LLP delivered its legality opinion with respect to the Shares, a copy of which is attached hereto as Exhibit 5.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The Exhibit Index immediately following the signature page to this Form 8-K is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 4, 2014

STRATEGIC HOTELS & RESORTS, INC.

By:	/s/ Paula C. Maggio
	Name:	Paula C. Maggio
	Title:	Executive Vice President, Secretary and General Counsel

Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement dated December 1, 2014

5.1	Opinion of Venable LLP regarding legality of shares offered

23.1	Consent of Venable LLP (included in Exhibit 5.1)

99.1	Press Release dated December 1, 2014

99.2	Press Release dated December 2, 2014